UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2016

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)
001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House South, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

(a) As previously disclosed, on August 2, 2015, PartnerRe Ltd. ("PartnerRe") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Exor N.V., Pillar Ltd. and, solely with respect to certain sections of the Merger Agreement, EXOR S.p.A. Upon the consummation of the merger of Pillar Ltd. with and into PartnerRe pursuant to the Merger Agreement, PartnerRe after careful deliberations has determined to dismiss its independent registered public accounting firm Deloitte Ltd. (“Deloitte”) in order for PartnerRe to have the same independent auditors as EXOR S.p.A. The Audit Committee approved the dismissal of Deloitte.
Accordingly, on March 24, 2016, PartnerRe engaged Ernst & Young Ltd. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, and dismissed Deloitte from that role on March 24, 2016.
The reports of Deloitte on the Company’s financial statements for each of the two fiscal years ended December 31, 2014 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2014 and 2015, respectively, and in the subsequent interim period through March 24, 2016, there were (i) no “disagreements” as that term is defined in Item 304 of Regulation S-K between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter dated March 24, 2016 is attached as Exhibit 16.1 hereto.
(b) In deciding to engage Ernst & Young Ltd., the Board of PartnerRe reviewed auditor independence and existing commercial relationships with Ernst & Young Ltd. and concluded that Ernst & Young Ltd. has no commercial relationship with the Company that would impair its independence. During the two most recent fiscal years and in the subsequent interim period through March 24, 2016, neither the Company nor anyone on its behalf has consulted with Ernst & Young Ltd. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.
Exhibit No. Description
__________ ______________________________________________

16.1	Letter of Deloitte Ltd., dated March 24 , 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)
Date: March 24, 2016	By:	/s/ Marc Wetherhill
		Name:	Marc Wetherhill
		Title:	Chief Legal Counsel

Index to Exhibits

Exhibit No. Description
_________ ______________________________________________

16.1	Letter of Deloitte Ltd., dated March 24, 2016